Exhibit (a)(1)(F)

CBRL GROUP, INC.

AMENDED AND RESTATED LETTER OF TRANSMITTAL

Relating to

Offer to Exchange
Zero Coupon Senior Convertible Notes due 2032
(“New Notes”)
CUSIP No. 12489V AC0
and an Exchange Fee
for all outstanding
Liquid Yield Option™ Notes due 2032
(Zero Coupon-Senior)
(“Old Notes”)
CUSIP Nos. 12489V AB2; 12489V AA4

The exchange offer and withdrawal rights will expire at 5:00 P.M., New York City time, on April 30, 2007, unless extended by CBRL Group, Inc.

Each holder of Old Notes wishing to participate in the exchange offer, except holders of Old Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depositary (“DTC”), should complete, sign and submit this letter of transmittal to the exchange / information agent, Global Bondholder Services Corporation (the “exchange / information agent”), before the expiration date.

By Facsimile (for Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail, Hand Delivery and Overnight Courier:
65 Broadway—Suite 704
New York, NY 10006

Delivery of this letter of transmittal to an address, or transmission of instructions via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. You should read the instructions accompanying this letter of transmittal carefully before completing this letter of transmittal.

April 17, 2007
_______________________
™ Liquid Yield Option is a trademark of Merrill Lynch & Co., Inc.

CBRL Group, Inc. (“CBRL”) is making the exchange offer in reliance on the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 3(a)(9) thereof. Therefore CBRL will not pay any commission or other remuneration to any broker, dealer, salesperson or other person for soliciting tenders of Old Notes.

The exchange offer is not being made to, nor will CBRL accept tenders of Old Notes from, holders in any jurisdiction in which the exchange offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

There are no guaranteed delivery provisions provided for by CBRL in conjunction with the exchange offer. Holders must tender their Old Notes in accordance with the procedures set forth in this letter of transmittal and under “The Exchange Offer—Procedures for Exchange” in the exchange circular dated March 20, 2007.

This document relates to the exchange offer (the “exchange offer”) made by CBRL. The exchange offer and exchange fee is described in the exchange circular dated March 20, 2007 (the “exchange circular”), as supplemented by the supplement to exchange circular dated April 17, 2007 (the “supplement”) (and as it may be further amended or supplemented, the “exchange circular”) and in this amended and restated letter of transmittal (this “letter of transmittal”). All terms and conditions contained in, or otherwise referred to in, the exchange circular and the supplement are deemed to be incorporated in, and form a part of, this letter of transmittal. Therefore, you are urged to read carefully the exchange circular, the supplement and the items referred to therein. The terms and conditions contained in the exchange circular and supplement, together with the terms and conditions governing this letter of transmittal and the instructions herein, are collectively referred to herein as the “terms and conditions.”

Defined terms used herein and not defined herein shall have the meanings ascribed to them in the exchange circular , as it may have been modified by the supplement.

Questions regarding the exchange offer or procedures for tendering Old Notes should be directed to the exchange and information agent, Global Bondholder Services Corporation (the “exchange / information agent”), at the following telephone numbers:

Global Bondholder Services Corporation

65 Broadway—Suite 704
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800

This letter of transmittal may be used to participate in the exchange offer if Old Notes are to be tendered by effecting a book-entry transfer into the exchange / information agent’s account at DTC and instructions are not being transmitted through DTC’s ATOP procedures. Unless you trend to tender your Old Notes through ATOP, you should complete, execute and deliver this letter of transmittal.

TENDER OF OLD NOTES

To effect a valid tender of Old Notes through the completion, execution and delivery of this letter of transmittal, the undersigned must complete the table below entitled “Description of Old Notes Tendered” and sign this letter of transmittal where indicated.

New Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified below, on the exchange date.

Failure to provide the information necessary to effect delivery of New Notes will render such holder’s tender defective, and CBRL Group, Inc. will have the right, which it may waive, to reject such tender without notice.

DESCRIPTION OF OLD NOTES TENDERED (see Instruction 2) NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Old Notes Being Tendered	Name of DTC Participant and Participant’s Account Number in Which Old Notes are Held and/or the Corresponding New Notes are to be Delivered	Aggregate Original Principal Amount Tendered*

* The original principal amount of Old Notes tendered hereby must be in minimum denominations of $1,000 principal amount at maturity thereof. See Instruction 3. Unless otherwise specified, it will be assumed that the holder is tendering the entire aggregate principal amount at maturity of all Old Notes held by the undersigned.

Note: Signatures must be provided below.
Please read the accompanying instructions carefully.

Ladies and Gentlemen:

The undersigned hereby tenders to CBRL the aggregate principal amount of Old Notes indicated in the table above entitled “Description of Old Notes Tendered” in accordance with the terms and conditions of the exchange offer.

The undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which CBRL has waived such defect or caused such defect to be waived) will be deemed to have been accepted by CBRL if, as and when CBRL gives oral (promptly confirmed in writing) or written notice thereof to the exchange / information agent. The undersigned understands that, subject to the terms and conditions, Old Notes validly tendered (and not validly withdrawn) and accepted in accordance with the terms and conditions will be exchanged for New Notes. The undersigned understands that, under certain circumstances, CBRL may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the expiration date). If any Old Notes are not accepted for exchange for any reason (or if Old Notes are validly withdrawn), such Old Notes will be returned, without expense, to the undersigned’s account at DTC or such other account as designated herein, pursuant to the book-entry transfer procedures described in the exchange circular, promptly after the expiration or termination of the exchange offer.

Following the date upon which Old Notes are tendered hereby, and subject to and effective upon CBRL’s acceptance for change of the principal amount at maturity of the Old Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

(1) irrevocably sells, assigns and transfers to or upon the order of CBRL or its nominee all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned status as a holder of, all Old Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against CBRL or any fiduciary, trustee, fiscal agent or other person connected with the Old Notes arising under, from or in connection with such Old Notes;

(2) waives any and all rights with respect to the Old Notes tendered hereby, including, without limitation, any existing or past defaults and their consequences in respect of such Old Notes; and

(3) releases and discharges CBRL and U.S. Bank, as trustee for the Old Notes (the “trustee”), from any and all claims that the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered hereby.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the exchange circular and in the instructions in this letter of transmittal and acceptance of such Old Notes by CBRL will, following such acceptance, constitute a binding agreement between the undersigned and CBRL upon the terms and conditions.

All authority conferred or agreed to be conferred by this letter of transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees that:

(1) it has received the exchange circular and the supplement;

(2) it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more beneficial owners of, the Old Notes tendered hereby, and it has full power and authority to execute this letter of transmittal;

(3) the Old Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and CBRL will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when CBRL accepts the same;

(4) it will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby, from the date of this letter of transmittal, and any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(5) in evaluating the exchange offer and in making its decision whether to participate therein by submitting a letter of transmittal and tendering its Old Notes, the undersigned has made its own independent appraisal of the matters referred to in the exchange circular, the supplement and this letter of transmittal and in any related communications and it is not relying on any statement, representation or warranty, express or implied, made to such holder by CBRL, the exchange / information agent or any other person, other than those contained in the exchange circular and supplement, as amended or supplemented through the expiration date;

(6) the execution and delivery of this letter of transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

(7) the submission of this letter of transmittal to the exchange / information agent shall, subject to a holder’s ability to withdraw its tender pursuant to the terms of the exchange offer, and subject to the terms and conditions generally, constitute the irrevocable appointment of the exchange / information agent as its attorney and agent and an irrevocable instruction to that attorney and agent to complete and execute all or any forms of transfer and other documents at the discretion of that attorney and agent in relation to the Old Notes tendered hereby in favor of CBRL or any other person or persons as CBRL may direct and to deliver such forms of transfer and other documents in the attorney’s and agent’s discretion and the certificates and other documents of title relating to the registration of such Old Notes and to execute all other documents and to do all other acts and things as may be in the opinion of that attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the exchange offer, and to vest in CBRL or its nominees such Old Notes; and

(8) the terms and conditions shall be deemed to be incorporated in, and form a part of, this letter of transmittal, which shall be read and construed accordingly.

The representations and warranties and agreements of a holder tendering Old Notes shall be deemed to be repeated and confirmed on and as of the expiration date and the exchange date. For purposes of this letter of transmittal, the “beneficial owner” of any Old Notes means any holder that exercises investment discretion with respect to such Old Notes.

The undersigned understands that tenders may not be withdrawn at any time after the expiration date, except as set forth in the exchange circular.

SIGN HERE

By completing, executing and delivering this letter of transmittal, the undersigned hereby agrees to tender to CBRL the original principal amount of the Old Notes listed in the table on page 3 entitled “Description of Old Notes Tendered.”

___________________________________________________                ____________________
Signature of Registered Holder(s) or Authorized Signatory     Date
(see guarantee requirement below)

___________________________________________________                ____________________
Signature of Registered Holder(s) or Authorized Signatory     Date
(see guarantee requirement below)

___________________________________________________                ____________________
Signature of Registered Holder(s) or Authorized Signatory     Date
(see guarantee requirement below)

Area Code and Telephone Number: ____________________________________________________________________________________________________________

If a holder of Old Notes is tendering any Old Notes, this letter of transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the exchange / information agent and CBRL of such person’s authority to so act. See Instruction 4.

Name(s): __________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________________
(Please Type or Print)

Capacity (Full Title): _________________________________________________________________________________________________________________________

Address: ________________________________________________________________________________________________________________________________
(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE
(If required—See Instruction 4)

Signature(s) Guaranteed by
an Eligible Guarantor Institution: _______________________________________________________________________________________________________________
(Authorized Signature)

________________________________________________________________________________________________________________________
(Title)

________________________________________________________________________________________________________________________
(Name of Firm)

________________________________________________________________________________________________________________________
(Address)

Dated: ____________________________

INSTRUCTIONS FORMING PART OF
THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of letter of transmittal. This letter of transmittal is to be completed by tendering holders of Old Notes if tender of such Old Notes is to be made by book-entry transfer to the exchange / information agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Old Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this letter of transmittal; thus, a letter of transmittal need not accompany tenders effected through ATOP.

A confirmation of a book-entry transfer into the exchange / information agent’s account at DTC of all Old Notes delivered electronically, as well s a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this letter of transmittal, must be received by the exchange / information agent at its address set forth herein before the expiration date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the exchange offer by causing DTC to transfer Old Notes to the exchange / information agent in accordance with DTC’s ATOP procedures for such transfer before the expiration date. The exchange / information agent will make available its general participant account at DTC for the Old Notes for purposes of the exchange offer.

Delivery of a letter of transmittal to DTC will not constitute valid delivery to the exchange / information agent. No letter of transmittal should be sent to CBRL or to DTC.

The method of delivery of this letter of transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

2. Delivery of the New Notes. New Notes to be issued according to the terms of the exchange offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 3 entitled “Description of Old Notes Tendered.” Failure to do so will render a ruder of the Old Notes defective, and CBRL will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the exchange offer other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of New Notes delivered pursuant to the exchange offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $1,000 principal amount at maturity and integral multiples thereof. Book-entry transfers to the exchange / information agent should be made in the exact original principal amount of Old Notes tendered.

4. Signatures on letter of transmittal; Instruments of Transfer; Guarantee of Signatures. For purposes of this letter of transmittal, the term “Registered Holder” means an owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this letter of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a Medallion Signature Co-Obligor”). Signatures on this letter of transmittal need not be guaranteed if:

(1)  this letter of transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes; or

(2) the Old Notes are tendered for the account of an “eligible guarantor institution.”

An “eligible guarantor institution” is one of the following firms or other entities identified in Rule 17 Ad-15 under the Securities Exchange Act of 1934 (as the terms are used in Rule 17 Ad-15):

(a) a bank;

(b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker,

(c) a credit union;

(d) a national securities exchange, registered securities association or clearing agency; or

(e) a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Old Notes tendered are held by two or more registered holders, all of the registered holders must sign the letter of transmittal.

CBRL will not accept any alternative, conditional, irregular or contingent tenders. By executing this letter of transmittal (or a facsimile hereof) or directing DTC to transmit an agent’s message, you waive any right to receive notice of the acceptance of your Old Notes for exchange.

If this letter of transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by CBRL, evidence satisfactory to CBRL of their authority to so act must be submitted with this letter of transmittal.

Beneficial owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Old Notes.

5. Transfer Taxes. Except as set forth in this Instruction 5, CBRL will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to CBRL in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include: (i) if New Notes in book-entry form are to be registered in the name of any person other than the person signing the letter of transmittal; or (ii) if tendered Old Notes are registered in the name of any person other than the person signing the letter of transmittal. If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the letter of transmittal, the mount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Notes tendered by such holder.

6. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by CBRL in its sole discretion, which determination will be final and binding. CBRL reserves the absolute right to reject any and all tenders of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. CBRL also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered Old Notes. The interpretation of the terms and conditions by CBRL shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as CBRL shall determine. None of CBRL, the exchange / information agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the exchange / information agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange / information agent to the holders of Old Notes, unless otherwise provided in this letter of transmittal, promptly following the expiration or termination of the exchange offer.

7. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the exchange circular under the caption “The Exchange Offer—Withdrawal of Tenders.”

8. Requests for Assistance or Additional Copies. Questions regarding the exchange offer or the procedures for tendering Old Notes and requests for additional copies of the exchange circular, the supplement and this letter of transmittal may be directed to the exchange / information agent at its telephone numbers indicated herein.

9. Backup United States Federal Income Tax Withholding. Under the United States federal income tax laws, payments made pursuant to the exchange offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. person, and that (1) the holder has not been notified by the United States Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, 28% of payments made to the tendering holder will be retained during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes his, her or its TIN within 60 days after the date of the substitute Form W-9, the amounts retained will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange / information agent his, her or its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the exchange / information agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require backup withholding of 28% of the amount of any payments made pursuant to the exchange offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Certain holders are not subject to these backup withholding and reporting requirements. Generally, in order for a non-resident alien (i.e., a non-U.S. holder) to qualify as an exempt recipient, such holder must submit a statement (as appropriate, on IRS Form W-8BEN, W-8-ECI, W-8EXP or W-8IMY), signed under penalties of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the exchange / information agent.

See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

SUBSTITUTE Form W-9 Department of Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)
PLEASE PROVIDE YOUR TIN IN THE
BOX AT RIGHT AND CERTIFY BY
SIGNING AND DATING BELOW
_____________________________________
Name
_____________________________________
Business Name

Please check appropriate box

☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Other _____________________________

_____________________________________
Address
_____________________________________
City, State, Zip Code

Part I - Social Security Number OR Employer Identification Number

_____________________________________
(If awaiting TIN, write “Applied For”)
_____________________________________

Part II - For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Certification - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also, see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

Signature ____________________________________________________________ Date: ______________________________________

NOTE:
IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2)1 intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE: _________________________________________ DATE: ___________________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of:	For this type of account:	Give the EMPLOYER IDENTIFICATION number of:
1. Individual	The individual	6. A valid trust, estate, or pension trust	The legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable or educational or other tax-exempt organization	The organization
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Partnership or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or single-owner LLC	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2) Circle the minor’s name and furnish the minor’s social security number.
(3) You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

If you do not have a TIN, but have applied for one, write “Applied For” in the space for the TIN, complete the Certificate of Awaiting Taxpayer Identification Number, sign and date the form and return it to the exchange / information agent.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•
An organization exempt from tax under section 501(a), any individual retirement account, or a custodial account under section 403 (b) (7) if the account satisfies the requirements of section 401 (f) (2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	Payees specifically exempted from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE BOX MARKED “EXEMPT” IN PART II OF THE FORM AND RETURN IT TO THE AYER.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and the regulations thereunder.

Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition r abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose us information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE